EXHIBIT 99.1

Alignment Healthcare Reports Third Quarter 2021 Financial Results

ORANGE, Calif., Nov. 04, 2021 (GLOBE NEWSWIRE) -- Alignment Healthcare, Inc. (“Alignment Healthcare” or the “Company”) (Nasdaq: ALHC), a mission-based, tech-enabled Medicare Advantage company, today reported financial results for its third quarter ended September 30, 2021.

“I’m pleased to be reporting another strong quarter of performance across all of our key metrics. We continued to focus our efforts on continuous improvement as we strive to deliver the highest quality care by leveraging the power of our AVA technology platform, care model and provider engagement efforts,” said John Kao, founder and CEO.

“During the quarter, we further enhanced our product offerings, reflecting our commitment to putting our seniors first. I’m confident that our differentiated approach and rich product offerings will be key to our ability to execute our focus on growing membership in a reliable, sustainable fashion,” Kao added.

Third Quarter 2021 Financial Highlights
All comparisons, unless otherwise noted, are to the three months ended September 30, 2020.

  Health plan membership at the end of the quarter was approximately 86,000, up 29% year over year
  Total revenue was $293.5 million, up 18% year over year
  Health plan premium revenue of $278.8 million represented 24% growth year over year
  Adjusted gross profit was $42.0 million and loss from operations was ($41.5) million
    Adjusted gross profit excludes depreciation of $0.05 million and equity-based compensation of $2.4 million recorded within medical expenses
    Medical benefits ratio based on adjusted gross profit was 85.7%
  Adjusted EBITDA was ($5.5) million and net loss was ($45.8) million
  As of September 30, 2021, total cash was $500.5 million and debt was $153.0 million (excluding unamortized debt issuance costs)

Adjusted Gross Profit is reconciled as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
(dollars in thousands)
Income (loss) from operations	$(41,450)	$15,060	$(134,606)	$22,532
Add back:
Equity-based compensation (medical expenses)	2,435	-	11,458	-
Depreciation (medical expenses)	53	87	159	280
Depreciation and amortization	4,080	3,933	11,725	11,024
Selling, general, and administrative expenses	76,846	38,794	212,910	105,279
Total add back	83,414	42,814	236,252	116,583
Adjusted gross profit	$41,964	$57,874	$101,646	$139,115
Adjusted gross profit %	14.3%	23.3%	11.7%	19.4%
Medical benefit ratio	85.7%	76.7%	88.3%	80.6%

Adjusted EBITDA is reconciled as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
(dollars in thousands)
Net income (loss)	$(45,816)	$10,846	$(147,452)	$9,139
Add back:
Interest expense	4,414	4,271	12,991	12,623
Depreciation and amortization	4,133	4,020	11,884	11,304
EBITDA	(37,269)	19,137	(122,577)	33,066
Equity-based compensation(1)	30,511	304	93,185	980
Reorganization and transaction-related expenses(2)	457	—	4,058	—
Acquisition expenses(3)	789	—	1,090	—
Adjusted EBITDA	$(5,512)	$19,441	$(24,244)	$34,046

(1)	2021 represents equity-based compensation related to the timing of the Company’s initial public offering (“IPO”), including the previously issued stock appreciation rights liability awards, modifications related to transaction vesting units, and new grants made in conjunction with the IPO. 2020 represents equity-based compensation related to certain Class B and Class C membership units issued by Alignment Healthcare Holdings, LLC prior to the pre-IPO corporate reorganization (the “Reorganization”) described in our Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (“SEC”) on November 4, 2021 (the “Form 10-Q”).

(2)	Represents legal, professional, accounting and other advisory fees related to the Reorganization and the IPO that are considered non-recurring and non-capitalizable.

(3)	Represents acquisition-related fees, such as legal and advisory fees, that are non-recurring and non-capitalizable.

Outlook for Fourth Quarter and Fiscal Year 2021

	Three Months Ending December 31, 2021		Twelve Months Ending December 31, 2021
$ Millions	Low	High	Low	High
Health Plan Membership	86,100	86,300	86,100	86,300
Revenue	$265	$270	$1,135	$1,140
Adjusted Gross Profit[1]	$24	$28	$126	$130
Adjusted EBITDA[2]	($30)	($25)	($54)	($49)

_______________________

  Adjusted gross profit is a non-GAAP financial measure that is presented as supplemental disclosure, that we define as revenues less medical expenses before depreciation and amortization and equity-based compensation expense. We cannot reconcile our estimated ranges for adjusted gross profit to income (loss) from operations, the most directly comparable GAAP measure, and cannot provide estimated ranges for income (loss) from operations, without unreasonable efforts because of the uncertainty around certain items that may impact income (loss) from operations, including equity-based compensation expense and depreciation and amortization, that are not within our control or cannot be reasonably predicted.
  Adjusted EBITDA is a non-GAAP financial measure that is presented as supplemental disclosure, that we define as net income (loss) before interest expense, income taxes, depreciation and amortization expense, reorganization and transaction-related expenses and equity-based compensation expense. We cannot reconcile our estimated ranges for Adjusted EBITDA to net loss, the most directly comparable GAAP measure, and cannot provide estimated ranges for net loss, without unreasonable efforts because of the uncertainty around certain items that may impact net loss, including equity-based compensation expense and depreciation and amortization, that are not within our control or cannot be reasonably predicted.

Conference Call Details
The company will host a conference call at 5:30 p.m. E.T. today to discuss these results and management’s outlook for future financial and operational performance. The conference call can be accessed by dialing (833) 607-1710 for U.S. participants, or (914) 987-7921 for international participants, and referencing participant code 5491140. A live audio webcast, along with this earnings release and financial tables, will be available online at https://ir.alignmenthealthcare.com/. A replay of the call will be available via webcast for on-demand listening shortly after the completion of the call, at the same web link, and will remain available for approximately 12 months.

About Alignment Healthcare
Alignment Healthcare is a consumer-centric platform delivering customized health care in the United States to seniors and those who need it most, the chronically ill and frail, through its Medicare Advantage plans. Alignment Healthcare provides partners and patients with customized care and service where they need it and when they need it, including clinical coordination, risk management and technology facilitation. Alignment Healthcare offers health plan options through Alignment Health Plan, and also partners with select health plans to help deliver better benefits at lower costs.

Forward Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements include statements regarding our future growth and our financial outlook for the fourth quarter ended December 31, 2021 and year ended December 31, 2021. Forward-looking statements are subject to risks and uncertainties and are based on assumptions that may prove to be inaccurate, which could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. Important risks and uncertainties that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: our ability to attract new members and enter new markets; our ability to maintain a high rating for our plans on the Five Star Quality Rating System; risks associated with being a government contractor; changes in laws and regulations applicable to our business model; changes in market or industry conditions and receptivity to our technology and services; results of litigation or a security incident; the impact of shortages of qualified personnel and related increases in our labor costs; and the impact of COVID-19 on our business and results of operation. For a detailed discussion of the risk factors that could affect our actual results, please refer to the risk factors identified in our SEC reports, including our amended registration statement relating to the IPO, filed with the SEC on March 23, 2021, and the Form 10-Q. All information provided in this release and in the attachments is as of the date hereof, and we undertake no duty to update or revise this information unless required by law.

Condensed Consolidated Balance Sheets
(in thousands, except par value and share amounts)
(Unaudited)

	September 30, 2021	December 31, 2020 (1)
Assets
Current Assets:
Cash	$500,485	$207,311
Accounts receivable (less allowance for credit losses of $74 at September 30, 2021 and $0 at December 31, 2020, respectively)	47,671	40,140
Prepaid expenses and other current assets	29,236	17,225
Total current assets	577,392	264,676
Property and equipment, net	31,505	27,145
Right of use asset, net	8,272	9,888
Goodwill and intangible assets, net	35,213	34,645
Other assets	4,545	2,148
Total assets	$656,927	$338,502
Liabilities and Stockholders' Equity
Current Liabilities:
Medical expenses payable	$128,775	$112,605
Accounts payable and accrued expenses	16,557	15,675
Accrued compensation	29,810	25,172
Total current liabilities	175,142	153,452
Long-term debt, net of debt issuance costs	148,967	144,168
Long-term portion of lease liabilities	7,743	10,271
Total liabilities	331,852	307,891
Commitments and Contingencies (Note 12)
Stockholders' Equity:
Preferred stock, $.001 par value; 100,000,000 and 0 shares authorized as of September 30, 2021 and December 31, 2020, respectively; no shares issued and outstanding as of September 30, 2021 and December 31, 2020	—	—
Common stock, $.001 par value; 1,000,000,000 and 164,063,787 shares authorized as of September 30, 2021 and December 31, 2020, respectively; 187,250,836 and 164,063,787 shares issued and outstanding as of September 30, 2021 and December 31, 2020, respectively	188	164
Additional paid-in capital	851,895	410,018
Accumulated deficit	(527,023)	(379,571)
Total Alignment Healthcare, Inc. stockholders' equity	325,060	30,611
Noncontrolling interest	15	—
Total stockholders' equity	325,075	30,611
Total liabilities and stockholders' equity	$656,927	$338,502

(1)	The condensed consolidated balance sheet as of December 31, 2020 was derived from the audited consolidated financial statements as of that date and was retroactively adjusted, including shares and per share amounts, as a result of the Reorganization. See Form 10-Q for additional details.

Condensed Consolidated Statements of Operations
(in thousands, except per share amounts)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Revenues:
Earned premiums	$293,275	$245,491	$869,014	$713,713
Other	191	2,376	485	3,100
Total revenues	293,466	247,867	869,499	716,813
Expenses:
Medical expenses	253,990	190,080	779,470	577,978
Selling, general, and administrative expenses	76,846	38,794	212,910	105,279
Depreciation and amortization	4,080	3,933	11,725	11,024
Total expenses	334,916	232,807	1,004,105	694,281
Income (loss) from operations	(41,450)	15,060	(134,606)	22,532
Other expenses:
Interest expense	4,414	4,271	12,991	12,623
Other (income) expenses	(48)	(57)	(145)	770
Total other expenses	4,366	4,214	12,846	13,393
Income (loss) before income taxes	(45,816)	10,846	(147,452)	9,139
Provision for income taxes	—	—	—	—
Net income (loss) attributable to Alignment Healthcare, Inc.	$(45,816)	$10,846	$(147,452)	$9,139

Total weighted-average common shares outstanding - basic and diluted(1)	177,828,872	152,255,955	169,786,542	148,747,914
Net income (loss) per share - basic and diluted	$(0.26)	$0.07	$(0.87)	$0.06

(1)	The weighted-average shares used in computing net loss per share, basic and diluted were retroactively adjusted as a result of the Reorganization. See Form 10-Q for additional details.

      Condensed Consolidated Statements of Cash Flows
(in thousands)
(Unaudited)

	Nine Months Ended September 30,
	2021	2020
Operating Activities:
Net income (loss)	$(147,452)	$9,139
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Provision for credit loss	74	54
Depreciation and amortization	11,884	11,304
Amortization-debt issuance costs and investment discount	1,681	1,634
Payment-in-kind interest	3,118	2,989
Loss on disposal of property and equipment	—	990
Equity-based compensation and common stock payments	81,786	980
Non-cash lease expense	2,001	1,756
Changes in operating assets and liabilities:
Accounts receivable	(6,731)	(972)
Prepaid expenses and other current assets	(11,829)	(10,249)
Other assets	8	35
Medical expenses payable	15,402	(2,115)
Accounts payable and accrued expenses	(443)	(3,495)
Accrued compensation	4,638	7,236
Lease liabilities	(2,779)	2,362
Noncurrent liabilities	—	(3,941)
Net cash provided by (used in) operating activities	(48,642)	17,707
Investing Activities:
Asset acquisition, net of cash received	(1,405)	—
Purchase of investments	(2,475)	(1,325)
Sale of investments	1,425	575
Acquisition of property and equipment	(15,409)	(10,983)
Proceeds from the sale of property and equipment	—	100
Net cash used in investing activities	(17,864)	(11,633)
Financing Activities:
Purchase of noncontrolling interest	15	—
Equity repurchase	(1,474)	(1,361)
Issuance of common stock	390,600	135,000
Common stock issuance costs	(29,011)	(3,371)
Net cash provided by financing activities	360,130	130,268
Net increase in cash	293,624	136,342
Cash and restricted cash at beginning of period	207,811	86,484
Cash and restricted cash at end of period	$501,435	$222,826
Supplemental disclosure of cash flow information:
Cash paid for interest	$8,193	$7,997
Supplemental non-cash investing and financing activities:
Acquisition of property in accounts payable	$438	$43

The following table provides a reconciliation of cash and restricted cash reported within the consolidated balance sheets to the total above:
	September 30, 2021	September 30, 2020
Cash	$500,485	$222,326
Restricted cash in other assets	950	500
Total	$501,435	$222,826

Non-GAAP Financial Measures

Certain of these financial measures are considered “non-GAAP” financial measures within the meaning of Item 10 of Regulation S-K promulgated by the SEC. We believe that non-GAAP financial measures provide an additional way of viewing aspects of our operations that, when viewed with the GAAP results, provide a more complete understanding of our results of operations and the factors and trends affecting our business. These non-GAAP financial measures are also used by our management to evaluate financial results and to plan and forecast future periods. However, non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP. Non-GAAP financial measures used by us may differ from the non-GAAP measures used by other companies, including our competitors. To supplement our consolidated financial statements presented on a GAAP basis, we disclose the following Non-GAAP measures: Medical Benefits Ratio, Adjusted EBITDA and Adjusted Gross Profit as these are performance measures that our management uses to assess our operating performance. Because these measures facilitate internal comparisons of our historical operating performance on a more consistent basis, we use these measures for business planning purposes and in evaluating acquisition opportunities.

Adjusted EBITDA

Adjusted EBITDA is a non-GAAP financial measure that we define as net income (loss) before interest expense, income taxes, depreciation and amortization expense, reorganization and transaction-related expenses and equity-based compensation expense.

Adjusted EBITDA should not be considered in isolation of, or as an alternative to, measures prepared in accordance with GAAP. There are a number of limitations related to the use of Adjusted EBITDA in lieu of net income (loss), which is the most directly comparable financial measure calculated in accordance with GAAP.

Our use of the term Adjusted EBITDA may vary from the use of similar terms by other companies in our industry and accordingly may not be comparable to similarly titled measures used by other companies.

Medical Benefits Ratio (MBR)

We calculate our MBR by dividing total medical expenses excluding depreciation and equity-based compensation by total revenues in a given period.

Adjusted Gross Profit

Adjusted Gross Profit is a non-GAAP financial measure that we define as revenues less medical expenses before depreciation and amortization and equity-based compensation expense.

Adjusted Gross Profit should not be considered in isolation of, or as an alternative to, measures prepared in accordance with GAAP. There are a number of limitations related to the use of Adjusted Gross Profit in lieu of income (loss) from operations, which is the most directly comparable financial measure calculated in accordance with GAAP.

Our use of the term Adjusted Gross Profit may vary from the use of similar terms by other companies in our industry and accordingly may not be comparable to similarly titled measures used by other companies.

Investor Contact
Bob East
ICR Westwicke for Alignment Healthcare
AlignmentIR@westwicke.com

Media Contact
Maggie Habib
mPR, Inc. for Alignment Healthcare
alignment@mpublicrelations.com